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Exhibit 10.3
                    FIRST AMENDMENT TO CREDIT AGREEMENT


  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of December 21, 1995, is entered into among CompUSA Inc., a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (collectively, the "Lenders"), and NationsBank of Texas, N.A., as
Administrative Lender (in said capacity, the "Administrative Lender").


                                 BACKGROUND


A. Borrower, Lenders and Administrative Lender heretofore entered into that certain Credit Agreement, dated as of June 16, 1995 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

  B. Borrower, Lenders and Administrative Lender desire to make an amendment to the Credit Agreement.

  NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:

  1. AMENDMENT TO CREDIT AGREEMENT. Section 7.6 of the Credit Agreement is hereby amended to read as follows:

    "Section 7.6   Restricted Payments.  The Borrower shall not, and shall
not
permit any Subsidiary to, directly or indirectly declare, pay or make any Restricted Payments; provided, however, (a) any Subsidiary may declare and pay
Dividends to the Borrower or another Subsidiary, (b) the Borrower may make loans to directors, officers and employees of Borrower and its Subsidiaries during any Fiscal Year (calculated net of loan repayments), together with the Guaranty of Indebtedness of directors, officers and employees permitted pursuant to Section
  7.5 hereof during such Fiscal Year, in an aggregate amount not to exceed $1,000,000, and
  (c) the Borrower may make Treasury Stock Purchases of its shares of capital stock for an aggregate consideration not to exceed $30,000,000; provided, further, however, the Borrower shall not pay or make any such Restricted Payment set forth in clause (b) or (c) above unless there shall exist no Default prior to or after giving effect to any such proposed Restricted Payment."




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  2.     REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its
execution and delivery hereof, Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

  (a)    the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

  (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

  (c) Borrower has full power and authority to execute and deliver this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

  (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by Borrower of this First Amendment or the acknowledgement of the First Amendment by any Guarantor.

  3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of December 21, 1995, subject to the following:

  (a) Administrative Lender shall have received counterparts of this First Amendment executed by Determining Lenders;

  (b) Administrative Lender shall have received counterparts of this First Amendment executed by Borrower and acknowledged by each Guarantor; and

  (c) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender shall require.

  4. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each of the Guarantors acknowledges this First Amendment and agrees that its obligations in respect of its Subsidiary Guaranty are not released, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein.

  5.     REFERENCE TO THE CREDIT AGREEMENT.

  (a) Upon the effectiveness of this First Amendment, each reference in the
Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

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  (b)    The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

  6. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of each Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for each Lender with respect thereto and with respect to advising each Lender as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

  7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

  8. GOVERNING LAW: BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

  9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

  10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT AND ALL PRIOR AMENDMENTS, AND THE OTHER LOAN DOCUMENTS REPRESENT THE
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE
OF
PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.





                 REMAINDER OF PAGE LEFT INTENTIONALLY BLANK


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  IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as
the date first above written.

                                  CompUSA Inc.



                                  By:  /s/ James E. Skinner
                                       ----------------------------------
                                       James E. Skinner
                                       Executive Vice President, CFO


                                  NATIONSBANK OF TEXAS, N.A.
                                  as Administrative Lender and as a Lender



                                  By:  /s/ Donald L. Harrison, Jr.
                                       ------------------------------------
                                       Name: Donald L. Harrison, Jr.
                                       Title: SVP


                                  FIRST INTERSTATE BANK OF TEXAS,
                                  N.A.



                                  By:  /s/ Connor J. Duffey
                                       -------------------------------------
                                       Name: Connor J. Duffey
                                       Title: Vice President


                                  UNITED STATES NATIONAL BANK OF
                                  OREGON



                                  By:  /s/ Blake R. Howells
                                       --------------------------------------
                                       Name: Blake R. Howells
                                       Title: Vice President


                                  WELLS FARGO BANK, N.A.






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                                  By:  /s/ Kellie DeWhitt
                                       -------------------------------------
                                       Name: Kellie DeWhitt
                                       Title: Vice President


                                  BANK ONE, TEXAS, N.A.



                                  By:  /s/ Richard L. Rogers
                                       --------------------------------------
                                       Name: Richard L. Rogers
                                       Title: FVP


ACKNOWLEDGED AND AGREED:

COMPFINANCE INC.



By: /s/ Joan L. Dobrzynski
    ---------------------------
    Joan L. Dobrzynski
    President


COMPSERVICE INC.



By: /s/ Joan L. Dobrzynski
    ---------------------------
    Joan L. Dobrzynski
    President